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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 25, 2002


                         BRUSH ENGINEERED MATERIALS INC.
             (exact name of registrant as specified in its charter)



Ohio                                1-7006                 34-1919973
State of other juris-               (Commission            (IRS Employer
Diction of incorporation)           File Number)           Identification No.)


17876 St. Clair Avenue              Cleveland, Ohio        44110
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200



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Item 5. OTHER EVENTS

        On June 25, 2002, Brush Engineered Materials Inc. issued a press release, a copy of which is attached as Exhibit 99 hereto.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C) Exhibits

            99       Press Release, dated June 25, 2002






                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BRUSH ENGINEERED MATERIALS, INC.



Date:  June 25, 2002          By: /s/Michael C. Hasychak
                                    Vice President, Secretary and Treasurer





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                                INDEX TO EXHIBITS



Exhibit Number             Description of Exhibit

        99                 Press Release, dated June 25, 2002